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                                                                    EXHIBIT 99.3

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I hereby consent to being named as a person about to become a director under the caption "Management" in the Prospectus constituting part of this Registration Statement on Form S-1 (File No. 333-56783) filed by Tropicana Products, Inc.


                                             /s/ Henry B. Schacht
                                             ----------------------
                                             Henry B. Schacht


July 16, 1998